UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 30, 2004
               (Date of Report) (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


               MASSACHUSETTS                        04-2762050
     (State or Other Jurisdiction of (I.R.S. Employer Identification No.)
      Incorporation or Organization)

                    526 Boston Post Road, Wayland, MA 01778
              (Address of Principal Executive Offices) (Zip Code)


                                (508) 358 - 4422
                (Registrant's Telephone No., including Area Code)


Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, Regulation FD Disclosure.

On June 30, 2004, National Dentex Corporation (NADX) entered into a new credit facility with Fleet National Bank, consisting of a $5 million revolving credit facility and a $20 million acquisition revolving credit facility.

The full text of the Loan Agreement between NADX and Fleet National Bank in respect of the new credit facility is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   NATIONAL DENTEX CORPORATION
                                                 (Registrant)




July 7, 2004                   By: /s/  RICHARD F. BECKER, JR.
                                   ---------------------------
                                   Richard F. Becker, Jr.
                                   Vice President, Treasurer and
                                   Chief Financial Officer






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                                  EXHIBIT INDEX

10.1 Loan Agreement by and between Fleet National Bank and National Dentex Corporation dated June 30, 2004